UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 12, 2005

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15190 (Commission File Number)	13-3159796 (I.R.S. Employer Identification No.)
58 South Service Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1: CONSENT OF ERNST & YOUNG LLP
EX-99.2: CONSOLIDATED FINANCIAL STATEMENTS
EX-99.3: UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.4: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
     This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Form 8-K filed by OSI Pharmaceuticals, Inc. (“OSI”) on November 16, 2005 (the “Original 8-K”) to include the information required by Item 9.01 of the Form 8-K in connection with OSI’s recent acquisition of Eyetech Pharmaceuticals, Inc. (“Eyetech”).
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
     The consolidated financial statements of Eyetech, including the report of the independent registered public accounting firm, Ernst & Young LLP, required by this item appear at Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
     The unaudited consolidated financial statements of Eyetech required by this item appear at Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b)	Pro Forma Financial Information
     The pro forma financial information required by this item appear at Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.
Safe Harbor for Forward-Looking Statements
     Information set forth or incorporated by reference in this document contains financial estimates and other “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the challenges and costs of integrating the operations and personnel of Eyetech; reaction of customers of Eyetech and OSI and related risks of maintaining pre-existing relationships of Eyetech and OSI; the impact of acquisitions and divestitures on the synergies of OSI’s programs; competitive factors, including pricing pressures; the success of research and development activities; and other events and factors disclosed previously and from time to time in OSI’s filings with the Securities and Exchange Commission, including OSI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. Except for OSI’s ongoing obligations to disclose material information under the federal securities laws, OSI disclaims any obligation to update any forward-looking statements after the date of this document.

(c)	Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated August 21, 2005, among OSI Pharmaceuticals, Inc., Merger EP Corporation, and Eyetech Pharmaceuticals, Inc., filed with the Securities and Exchange Commission on August 22, 2005 by OSI as an exhibit to a Current Report on Form 8-K (file no. 000-15190), and incorporated herein by reference.

10.1*	OSI Pharmaceuticals, Inc. Stock Incentive Plan for Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

10.2*	OSI Pharmaceuticals, Inc. Stock Plan for Assumed Options of Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP to Eyetech Pharmaceuticals, Inc.

99.1*	Press Release, dated November 14, 2005.

99.2	Consolidated Financial Statements of Eyetech Pharmaceuticals, Inc.

99.3	Unaudited Consolidated Financial Statements of Eyetech Pharmaceuticals, Inc.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously filed with the Original 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2005	OSI PHARMACEUTICALS, INC.
	By:	/s/ BARBARA A. WOOD
Barbara A. Wood
Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated August 21, 2005, among OSI Pharmaceuticals, Inc., Merger EP Corporation, and Eyetech Pharmaceuticals, Inc., filed with the Securities and Exchange Commission on August 22, 2005 by OSI as an exhibit to a Current Report on Form 8-K (file no. 000-15190), and incorporated herein by reference.

10.1*	OSI Pharmaceuticals, Inc. Stock Incentive Plan for Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

10.2*	OSI Pharmaceuticals, Inc. Stock Plan for Assumed Options of Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP to Eyetech Pharmaceuticals, Inc.

99.1*	Press Release, dated November 14, 2005.

99.2	Consolidated Financial Statements of Eyetech Pharmaceuticals, Inc.

99.3	Unaudited Consolidated Financial Statements of Eyetech Pharmaceuticals, Inc.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously filed with the Original 8-K.

4